UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): April 5, 2018

IZEA, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37703	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 N. Orlando Avenue, Suite 200 Winter Park, Florida	32789
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR     240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                            Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 5, 2018, IZEA, Inc. (the “Company”) received a notification letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as a result of the Company’s delay in filing its Annual Report on Form 10-K for the year ended December 31, 2017 (the “Form 10-K”), the Company is not in compliance with the timely filing requirements for continued listing under Nasdaq Listing Rule 5250(c)(1). The notification letter has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market.

The Company filed a Notification of Late Filing on Form 12b-25 on April 3, 2018, indicating that the filing of the Form 10-K would be delayed until after the completion of a restatement of the Company’s previously issued financial statements included in its Annual Reports on Form 10-K for the years ended December 31, 2015 and 2016 and Quarterly Reports on Form 10-Q for each quarter for the years ended December 31, 2015 and 2016, and the first three quarters for the year ended December 31, 2017.

The notification letter stated that, under Nasdaq rules, the Company has 60 calendar days, or until June 4, 2018, to submit a plan to regain compliance with Nasdaq’s continued listing requirements. The Company can also regain compliance with Nasdaq’s continued listing requirements at any time before June 4, 2018, by filing the Form 10-K with the Securities and Exchange Commission (the “SEC”), as well as any subsequent periodic financial reports that may become due, and continuing to comply with Nasdaq’s other continued listing requirements.

The Company’s management is working diligently with its independent registered accounting firm, BDO USA, LLP, to complete the restated financial statements. The Company intends to file with the SEC the Form 10-K and regain compliance with Nasdaq’s continued listing requirements as soon as practicable.

On April 11, 2018, the Company issued a press release disclosing the Company’s receipt of the Nasdaq notification letter. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Caution Regarding Forward-Looking Statements

The foregoing reflects the Company’s current views about the timing and outcome of its restatement of certain portions of its financial statements, the filing of its annual report, and other matters that constitute “forward-looking” statements, as such term is defined by the federal securities laws. You can identify forward-looking statements by terminology such as “may,” “will,” “intend,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. These forward-looking statements are subject to the safe harbor protection provided by the federal securities laws. These forward-looking statements are subject to numerous risks, uncertainties and assumptions. These risks and uncertainties include, but are not limited to, the ability of the Company to timely file its periodic reports, the ability of the Company to regain and maintain compliance with Nasdaq continued listing requirements, the impact on the Company’s business and the risks identified in the Company’s periodic filings under the Securities Exchange Act of 1934, as amended. Because these forward-looking statements are subject to risks and uncertainties, actual developments and results may differ materially from those express or implied by the forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by federal securities laws.

Item 9.01.	Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.	Description
99.2	Press Release issued by IZEA, Inc. on April 11, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA, INC.

Date: April 11, 2018	By:/s/ Edward H. (Ted) Murphy Edward H. (Ted) Murphy President and Chief Executive Officer